UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2019 through February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

February 29, 2020

JPMorgan Realty Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 3, 2020 (Unaudited)

Dear Shareholders,

Amid the unprecedented global response to the COVID-19 pandemic, all of us at J.P. Morgan Asset Management sincerely hope that you and your loved ones are safe and healthy. We continue to closely monitor the situation globally and implement protocols and processes based on recommendations from relevant authorities aimed at protecting our clients, shareholders, employees, businesses and the broader public health.

“Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.”
— Andrea L. Lisher

We want to assure you that J.P. Morgan Asset Management is deeply committed to protecting and serving our clients and shareholders through this crisis. We regularly plan and exercise against various events and coordinate closely with regulators, vendors and industry parties, among others, striving for seamless and consistent execution. Throughout each year, we test our resiliency capabilities and core functions. Past events, such as hurricanes or other emergencies, have helped to prepare us for rare events, including multi-day outages. Our technology teams and systems employ distributed operating models and our client services have extensive capabilities through multiple global call centers and digital channels.

Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	1

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 20201 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.05%
MSCI US REIT Index	4.15%

Net Assets as of 2/29/2020 (In Thousands)	$1,378,470

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

The real estate sector equity largely provided positive returns and outperformed the broader U.S. equity market during the reporting period. Real estate investment trusts (“REITs”) benefitted from falling interest rates in 2019 as well as from investors seeking higher yielding assets. For the twelve months ended February 29, 2020, the S&P 500 Index returned 8.19% and the MSCI US REIT Index returned 4.15%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 29, 2020, the Fund’s Class L Shares outperformed the MSCI US REIT Index (the “Benchmark”). The Fund’s underweight position and security selection in the retail sector and its security selection and overweight position in the housing sector were leading contributors to relative performance. The Fund’s security selection and underweight positions in the health care and office sectors were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included its underweight position in Simon Property Group Inc. and its overweight positions in Equity Lifestyle Property Inc. and Weingarten Realty Investors Inc. Shares of Simon Property Group, a shopping mall REIT, fell amid general weakness in the shopping mall sector. Shares of Equity Lifestyle Properties, a REIT operator of mobile home and recreational vehicle parks, rose amid declining interest rates during the reporting period. Shares of Weingarten Realty, a shopping center REIT, rose amid a decline in long-term interest rates and investor expectations of increased mergers and acquisitions activity in the broader REIT sector.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Ventas Inc. and Healthcare Trust of America Inc. and its underweight position in Alexandria Real Estate Equities Inc. Shares of Ventas, a senior housing and health care properties REIT, fell after the company issued a weaker-than-expected earnings forecast late in 2019 amid a slowdown in its senior housing business. Shares of Healthcare Trust of America, a medical office REIT, fell following several quarters of lower-than-expected earnings. Shares of Alexandria Real Estate Equities, an urban office REIT not held by the Fund, rose amid a decline in interest rates during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model. During the reporting period, the portfolio managers sold hotel sector and office sector stocks to fund investments in the net lease and retail sectors. The managers sought companies that they believed would benefit from economic recovery and low interest rates, especially residential and data center sector companies.

[1]	Effective February 28, 2019, the Fund changed its fiscal year end from August 31st to the last day of February.
*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

2	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Prologis, Inc.	9.3%
2.	Equinix, Inc.	7.5
3.	Equity Residential	5.0
4.	Invitation Homes, Inc.	4.4
5.	Equity LifeStyle Properties, Inc.	4.3
6.	Ventas, Inc.	4.3
7.	Healthpeak Properties, Inc.	4.3
8.	UDR, Inc.	3.5
9.	WP Carey, Inc	3.5
10.	VICI Properties, Inc.	3.3

PORTFOLIO COMPOSITION BY SECTOR*
Apartments	28.5%
Industrial	21.1
Office	10.5
Health Care	9.8
Diversified	9.5
Shopping Centers	7.5
Storage	5.4
Hotels	3.6
Software	0.7
Short-Term Investments	3.4

*	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s portfolio composition is subject to change.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	3

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge*		2.02%	2.85%	9.79%
Without Sales Charge		7.70	3.97	10.39
CLASS C SHARES	June 4, 2004
With CDSC**		6.15	3.44	9.84
Without CDSC		7.15	3.44	9.84
CLASS I SHARES	March 1, 2017	7.86	4.29	10.79
CLASS L SHARES	January 1, 1998	8.05	4.37	10.83
CLASS R5 SHARES	May 15, 2006	8.22	4.43	10.89
CLASS R6 SHARES	November 2, 2015	8.23	4.48	10.92

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/10 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Returns for Class I Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns for Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Realty Income Fund and the MSCI US REIT Index from February 28, 2010 to February 29, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI US REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Apartments — 29.2%

American Homes 4 Rent, Class A, REIT	813	21,060

AvalonBay Communities, Inc., REIT	94	18,771

Equity LifeStyle Properties, Inc., REIT	896	61,246

Equity Residential, REIT	950	71,315

Invitation Homes, Inc., REIT	2,152	61,733

Mid-America Apartment Communities, Inc., REIT	214	27,633

National Retail Properties, Inc., REIT	803	40,815

Realty Income Corp., REIT	512	37,064

Sun Communities, Inc., REIT	85	12,918

UDR, Inc., REIT	1,116	50,198

		402,753

Diversified — 9.8%

Cousins Properties, Inc., REIT	610	21,778

Cushman & Wakefield plc *	457	8,322

SBA Communications Corp., REIT	35	9,365

VICI Properties, Inc., REIT	1,860	46,617

WP Carey, Inc., REIT	631	48,827

		134,909

Health Care — 10.1%

Healthpeak Properties, Inc., REIT	1,902	60,176

Ventas, Inc., REIT	1,120	60,237

Welltower, Inc., REIT	250	18,689

		139,102

Hotels — 3.7%

Host Hotels & Resorts, Inc., REIT	2,539	36,766

MGM Growth Properties LLC, Class A, REIT	442	12,697

Playa Hotels & Resorts NV *	213	1,126

		50,589

Industrial — 21.6%

CoreSite Realty Corp., REIT	39	4,045

Digital Realty Trust, Inc., REIT	163	19,633

Equinix, Inc., REIT	186	106,316

Prologis, Inc., REIT	1,561	131,557

Terreno Realty Corp., REIT	663	36,397

		297,948

Office — 10.8%

Douglas Emmett, Inc., REIT	757	28,887

Hudson Pacific Properties, Inc., REIT	1,012	32,668

JBG SMITH Properties, REIT	926	33,971

SL Green Realty Corp., REIT	137	10,738

VEREIT, Inc., REIT	4,933	42,717

		148,981

INVESTMENTS	SHARES (000)	VALUE ($000)

Shopping Centers — 7.6%

Acadia Realty Trust, REIT	350	7,994

Brixmor Property Group, Inc., REIT	1,120	20,395

Federal Realty Investment Trust, REIT	138	16,099

Urban Edge Properties, REIT	1,354	21,942

Weingarten Realty Investors, REIT	1,442	38,842

		105,272

Software — 0.7%

InterXion Holding NV (Netherlands) *	122	10,350

Storage — 5.6%

Public Storage, REIT	202	42,187

Rexford Industrial Realty, Inc., REIT	738	34,527

		76,714

Total Common Stocks (Cost $1,177,781)		1,366,618

Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 1.67% (a) (b) (Cost $47,553)	47,534	47,563

Total Investments — 102.6% (Cost $1,225,334)		1,414,181
Liabilities in Excess of Other Assets — (2.6)%		(35,711)

NET ASSETS — 100.0%		1,378,470

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,366,618
Investments in affiliates, at value	47,563
Cash	48
Receivables:
Investment securities sold	12,090
Fund shares sold	55
Dividends from non-affiliates	566
Dividends from affiliates	2

Total Assets	1,426,942

LIABILITIES:
Payables:
Investment securities purchased	46,922
Fund shares redeemed	630
Accrued liabilities:
Investment advisory fees	702
Administration fees	78
Distribution fees	9
Service fees	6
Custodian and accounting fees	17
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	108

Total Liabilities	48,472

Net Assets	$1,378,470

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

6	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

JPMorgan Realty Income Fund
NET ASSETS:
Paid-in-Capital	$1,138,929
Total distributable earnings (loss) (a)	239,541

Total Net Assets	$1,378,470

Net Assets:
Class A	$27,818
Class C	3,786
Class I	4,866
Class L	39,435
Class R5	13,284
Class R6	1,289,281

Total	$1,378,470

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,081
Class C	295
Class I	360
Class L	2,914
Class R5	976
Class R6	95,152

Net Asset Value (b):
Class A — Redemption price per share	$13.37
Class C — Offering price per share (c)	12.82
Class I — Offering and redemption price per share	13.53
Class L — Offering and redemption price per share	13.53
Class R5 — Offering and redemption price per share	13.61
Class R6 — Offering and redemption price per share	13.55
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.11

Cost of investments in non-affiliates	$1,177,781
Cost of investments in affiliates	47,553

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.H.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	7

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2020

(Amounts in thousands)

JPMorgan Realty Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$3
Dividend income from non-affiliates	53,658
Dividend income from affiliates	768

Total investment income	54,429

EXPENSES:
Investment advisory fees	13,890
Administration fees	1,578
Distribution fees:
Class A	277
Class C	28
Service fees:
Class A	277
Class C	9
Class I	84
Class L	49
Class R5	14
Custodian and accounting fees	72
Professional fees	150
Trustees’ and Chief Compliance Officer’s fees	34
Printing and mailing costs	41
Registration and filing fees	87
Transfer agency fees (See Note 2.E.)	55
Other	70

Total expenses	16,715

Less fees waived	(1,723)

Net expenses	14,992

Net investment income (loss)	39,437

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	356,231
Investments in affiliates	1

Net realized gain (loss)	356,232

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(148,802)
Investments in affiliates	10

Change in net unrealized appreciation/depreciation	(148,792)

Net realized/unrealized gains (losses)	207,440

Change in net assets resulting from operations	$246,877

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$39,437	$24,240	$53,744
Net realized gain (loss)	356,232	13,200	59,838
Change in net unrealized appreciation/depreciation	(148,792)	13,620	(9,794)

Change in net assets resulting from operations	246,877	51,060	103,788

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class A	(3,850)	(1,622)	(2,878)
Class C	(327)	(31)	(54)
Class I	(965)	(409)	(248)
Class L	(3,685)	(653)	(1,294)
Class R5	(1,236)	(149)	(304)
Class R6	(124,566)	(27,046)	(49,917)

Total distributions to shareholders	(134,629)	(29,910)	(54,695)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,238,356)	(112,523)	(21,280)

NET ASSETS:
Change in net assets	(1,126,108)	(91,373)	27,813
Beginning of period	2,504,578	2,595,951	2,568,138

End of period	$1,378,470	$2,504,578	$2,595,951

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.H. Prior period balances were as follows:

Year Ended August 31, 2018
Class A
From net investment income	$ (2,878)
Class C
From net investment income	(54)
Class I
From net investment income	(248)
Class L
From net investment income	(1,294)
Class R5
From net investment income	(304)
Class R6
From net investment income	(49,917)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,830	$21,938	$56,720
Distributions reinvested	3,682	1,620	2,872
Cost of shares redeemed	(154,714)	(44,413)	(67,968)

Change in net assets resulting from Class A capital transactions	$(132,202)	$(20,855)	$(8,376)

Class C
Proceeds from shares issued	$1,244	$183	$746
Distributions reinvested	321	31	53
Cost of shares redeemed	(833)	(866)	(3,159)

Change in net assets resulting from Class C capital transactions	$732	$(652)	$(2,360)

Class I
Proceeds from shares issued	$21,806	$31,527	$30,798
Distributions reinvested	965	409	248
Cost of shares redeemed	(75,266)	(6,873)	(6,718)

Change in net assets resulting from Class I capital transactions	$(52,495)	$25,063	$24,328

Class L
Proceeds from shares issued	$2,728	$2,875	$20,101
Distributions reinvested	3,620	630	1,175
Cost of shares redeemed	(18,897)	(13,290)	(21,640)

Change in net assets resulting from Class L capital transactions	$(12,549)	$(9,785)	$(364)

Class R5
Proceeds from shares issued	$2,022	$731	$1,618
Distributions reinvested	1,141	138	285
Cost of shares redeemed	(3,042)	(835)	(13,464)

Change in net assets resulting from Class R5 capital transactions	$121	$34	$(11,561)

Class R6
Proceeds from shares issued	$70,497	$147,010	$565,512
Distributions reinvested	124,564	27,046	49,759
Cost of shares redeemed	(803,435)	(280,384)	(638,218)
Redemptions in-kind (See Note 8)	(433,589)	—	—

Change in net assets resulting from Class R6 capital transactions	$(1,041,963)	$(106,328)	$(22,947)

Total change in net assets resulting from capital transactions	$(1,238,356)	$(112,523)	$(21,280)

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

	JPMorgan Realty Income Fund
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,285	1,729	4,523
Reinvested	263	130	226
Redeemed	(10,348)	(3,468)	(5,337)

Change in Class A Shares	(8,800)	(1,609)	(588)

Class C
Issued	88	15	61
Reinvested	24	2	4
Redeemed	(60)	(73)	(256)

Change in Class C Shares	52	(56)	(191)

Class I
Issued	1,460	2,448	2,391
Reinvested	68	32	20
Redeemed	(5,021)	(529)	(530)

Change in Class I Shares	(3,493)	1,951	1,881

Class L
Issued	187	224	1,556
Reinvested	255	50	92
Redeemed	(1,247)	(1,017)	(1,669)

Change in Class L Shares	(805)	(743)	(21)

Class R5
Issued	135	55	125
Reinvested	80	11	22
Redeemed	(206)	(66)	(1,013)

Change in Class R5 Shares	9	— (b)	(866)

Class R6
Issued	4,836	11,312	43,375
Reinvested	8,770	2,135	3,865
Redeemed	(54,044)	(21,305)	(49,846)
Redemptions in-kind (See Note 8)	(28,010)	—	—

Change in Class R6 Shares	(68,448)	(7,858)	(2,606)

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Realty Income Fund
Class A
Year Ended February 29, 2020	$13.48	$0.20	$0.87	$1.07	$(0.19)	$(0.99)	$(1.18)
September 1, 2018 through February 28, 2019 (f)	13.38	0.09	0.14	0.23	(0.13)	—	(0.13)
Year Ended August 31, 2018	13.05	0.24	0.31	0.55	(0.22)	—	(0.22)
Year Ended August 31, 2017	14.67	0.19	(0.82)	(0.63)	(0.24)	(0.75)	(0.99)
Year Ended August 31, 2016	12.95	0.20	2.42	2.62	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.28	0.18	0.03	0.21	(0.20)	(0.34)	(0.54)

Class C
Year Ended February 29, 2020	13.01	0.12	0.85	0.97	(0.17)	(0.99)	(1.16)
September 1, 2018 through February 28, 2019 (f)	12.93	0.06	0.13	0.19	(0.11)	—	(0.11)
Year Ended August 31, 2018	12.61	0.18	0.30	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2017	14.27	0.13	(0.82)	(0.69)	(0.22)	(0.75)	(0.97)
Year Ended August 31, 2016	12.64	0.12	2.36	2.48	(0.12)	(0.73)	(0.85)
Year Ended August 31, 2015	13.00	0.10	0.05	0.15	(0.17)	(0.34)	(0.51)

Class I
Year Ended February 29, 2020	13.64	0.24	0.87	1.11	(0.23)	(0.99)	(1.22)
September 1, 2018 through February 28, 2019 (f)	13.53	0.11	0.15	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.28	0.31	0.59	(0.29)	—	(0.29)
March 1, 2017 (g) through August 31, 2017	13.22	0.07	(0.06)	0.01	—	—	—

Class L
Year Ended February 29, 2020	13.67	0.27	0.86	1.13	(0.28)	(0.99)	(1.27)
September 1, 2018 through February 28, 2019 (f)	13.55	0.12	0.15	0.27	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.30	0.31	0.61	(0.29)	—	(0.29)
Year Ended August 31, 2017	14.82	0.25	(0.83)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.07	0.25	2.44	2.69	(0.21)	(0.73)	(0.94)
Year Ended August 31, 2015	13.37	0.24	0.03	0.27	(0.23)	(0.34)	(0.57)

Class R5
Year Ended February 29, 2020	13.73	0.27	0.89	1.16	(0.29)	(0.99)	(1.28)
September 1, 2018 through February 28, 2019 (f)	13.62	0.13	0.13	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.30	0.30	0.32	0.62	(0.30)	—	(0.30)
Year Ended August 31, 2017	14.89	0.26	(0.84)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.08	0.24	2.47	2.71	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.38	0.24	0.04	0.28	(0.24)	(0.34)	(0.58)

Class R6
Year Ended February 29, 2020	13.68	0.28	0.88	1.16	(0.30)	(0.99)	(1.29)
September 1, 2018 through February 28, 2019 (f)	13.56	0.13	0.15	0.28	(0.16)	—	(0.16)
Year Ended August 31, 2018	13.26	0.30	0.31	0.61	(0.31)	—	(0.31)
Year Ended August 31, 2017	14.84	0.26	(0.83)	(0.57)	(0.26)	(0.75)	(1.01)
November 2, 2015 (g) through August 31, 2016	14.55	0.23	0.96	1.19	(0.17)	(0.73)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to the last day of February.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.37	7.70%	$27,818	1.18%	1.36%	1.29%	71%
13.48	1.83	146,677	1.17	1.50	1.36	50
13.38	4.31	167,082	1.18	1.87	1.36	107
13.05	(3.99)	170,609	1.18	1.46	1.41	116
14.67	21.23	183,703	1.18	1.45	1.47	141
12.95	1.46	172,267	1.18	1.28	1.54	93

12.82	7.15	3,786	1.68	0.84	1.77	71
13.01	1.55	3,165	1.68	1.00	1.87	50
12.93	3.85	3,873	1.68	1.42	1.91	107
12.61	(4.53)	6,180	1.67	1.05	1.96	116
14.27	20.56	10,842	1.68	0.93	1.98	141
12.64	0.98	9,154	1.68	0.76	1.97	93

13.53	7.86	4,866	0.93	1.64	1.03	71
13.64	1.98	52,540	0.92	1.70	1.10	50
13.53	4.63	25,725	0.92	2.21	1.10	107
13.23	0.08	272	0.78	1.11	0.97	116

13.53	8.05	39,435	0.78	1.80	0.86	71
13.67	2.09	50,819	0.78	1.92	0.96	50
13.55	4.74	60,464	0.78	2.29	0.97	107
13.23	(3.62)	59,320	0.78	1.92	0.98	116
14.82	21.64	124,676	0.78	1.84	0.98	141
13.07	1.89	188,818	0.78	1.71	0.97	93

13.61	8.22	13,284	0.74	1.81	0.86	71
13.73	2.03	13,280	0.72	1.94	0.96	50
13.62	4.81	13,167	0.73	2.31	0.95	107
13.30	(3.59)	24,380	0.73	1.93	0.97	116
14.89	21.71	30,288	0.73	1.73	0.91	141
13.08	1.94	1,839,070	0.73	1.74	0.91	93

13.55	8.23	1,289,281	0.68	1.92	0.76	71
13.68	2.13	2,238,097	0.67	1.99	0.85	50
13.56	4.79	2,325,640	0.68	2.34	0.85	107
13.26	(3.51)	2,307,377	0.68	1.94	0.86	116
14.84	9.09	1,949,770	0.68	2.00	0.86	141

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Realty Income Fund	Class A, Class C, Class I, Class L, Class R5 and Class R6	Non-Diversified

Class L Shares of the Fund are publicly offered on a limited basis.

The Fund changed its fiscal year end from August 31st to the last day of February.

The investment objective of the Fund is high total investment return through a combination of capital appreciation and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,414,181	$—	$—	$1,414,181

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the year ended February 29, 2020.

C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

	For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.67% (a) (b)	$—	$827,458	$779,906	$1	$10	$47,563	47,534	$617	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	79,576	105,758	185,334	—	—	—	—	151	—

Total	$79,576	$933,216	$965,240	$1	$10	$47,563		$768	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2020.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended February 29, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R5	Class R6	Total
Transfer agency fees	$32	$1	$2	$4	$1	$15	$55

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 29, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$173,374	$—	$(173,374)

The reclassification for the Fund relates primarily to redemptions in-kind and tax equalization.

H. Recent Accounting Pronouncement — In August 2018, the Securities and Exchange Commission (“SEC”) adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets. Prior to July 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

16	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion and plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. For the year ended February 29, 2020, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2020, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$3	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5
0.25%	0.25%	0.25%	0.10%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5		Class R6
1.18%	1.68%	0.93%	0.78%	0.78	%(1)	0.68%

(1)	Prior to January 1, 2020, the contractual expense limitation was 0.73%. The expense limitation percentage for Class R5 Shares in the table above is in place until at least December 31, 2020.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Except as noted above, the expense limitation agreement was in effect for the year ended February 29, 2020 and is in place until at least June 30, 2020.

For the year ended February 29, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$973	$649	$44	$1,666

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the year ended February 29, 2020 was approximately $57,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2020, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,463,028	$2,286,048

During the year ended February 29, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,233,584	$219,911	$39,314	$180,597

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 29, 2020 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$74,563	$60,066	$134,629

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

18	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

The tax character of distributions paid during the period ended February 28, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$29,910	$—	$29,910

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2018 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$54,695	$—	$54,695

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 29, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$12,723	$46,263	$180,597

The cumulative timing differences primarily consist of wash sale loss deferrals.

During the year ended February 29, 2020, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$13,965	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended February 29, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders for J.P Morgan Funds and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended February 29, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 29, 2020, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate approximately 88.9% of the net assets of the Fund.

As of February 29, 2020, the Fund had 5 individual shareholders and/or affiliated omnibus accounts which owned 64.9% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

Because the Fund may invest a significant portion of its assets in real estate investment trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of its underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund may invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On November 7, 2019, certain shareholders sold Class R6 Shares of Realty Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Realty Income Fund	$433,589	*	$135,606	Redemption in-kind

*	This amount includes cash of approximately $11,487,000 associated with the redemption in-kind.

20	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Undiscovered Managers Funds and Shareholders of JPMorgan Realty Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Realty Income Fund (one of the funds constituting Undiscovered Managers Funds, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Realty Income	Statements of changes in net assets for the year ended February 29, 2020, the period September 1, 2018 through February 28, 2019 and the year ended August 31, 2018 and the financial highlights for each of the periods indicated therein

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 28, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	21

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

22	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	127	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	127	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	127	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	23

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

24	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2019, and continued to hold your shares at the end of the reporting period, February 29, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Realty Income Fund
Class A
Actual	$1,000.00	$958.90	$5.75	1.18%
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class C
Actual	1,000.00	956.20	8.17	1.68
Hypothetical	1,000.00	1,016.51	8.42	1.68
Class I
Actual	1,000.00	959.30	4.53	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class L
Actual	1,000.00	960.30	3.80	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R5
Actual	1,000.00	960.80	3.61	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class R6
Actual	1,000.00	960.90	3.32	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

26	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

Liquidity Risk Management Program

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

FEBRUARY 29, 2020	UNDISCOVERED MANAGERS FUNDS	27

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 29, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Section 199A Income

The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as section 199A dividends for the fiscal year ended February 29, 2020 (amounts in thousands):

February 29, 2020	$41,745

Long-Term Capital Gain

The Fund distributed approximately $98,769,000*, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 29, 2020.

*	Included in this amount is unrecaptured Section 1250 gains of approximately $2,171,000.

Qualified Dividend Income (QDI)

The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended February 29, 2020 (amount in thousands):

Qualified Dividend Income
February 29, 2020	$544

28	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 29, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. February 2020.	AN-RI-220

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $34,352

2019 – $33,388

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $5,940

2019 – $5,940

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $11,595

2019 – $11,593

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 29, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – Not applicable

2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 – $24.7 million

2018 – $32.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 6, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 6, 2020